UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2006

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On December 12, 2006, we will hold our annual investor conference, at which slides regarding our recent performance, growth strategy, progress on executing the strategy and our financial outlook will be presented. Copies of certain of the slides are attached hereto as Exhibit 99.2 and incorporated herein by reference.

In the investor conference presentation, the press release and our other public statements in connection with the presentation and the press release, we used the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

•	Free Cash Flow for 2001, 2002, 2003, 2004, 2005, 2006 and 2007, which is calculated as net cash flow from operating activities less net cash flow used by investing activities, excluding cash used for acquisitions (in 2001), interest earned on the favorable income tax settlement (in 2006) and Blackhawk Network’s gift card payables and receivables (in 2007).

•	Adjusted Earnings Per Diluted Share for 2004, 2005 (through the third quarter and for the full year) and 2006 (through the third quarter), which is defined as reported earnings per diluted share, excluding certain unusual items, as described in the attached slides and in this Form 8-K.

•	Adjusted Consensus Estimate of Earnings Per Diluted Share for 2006, which is defined as analysts’ consensus estimated earnings per diluted share, excluding income tax associated with the resolution of certain tax issues through the third quarter and income tax refund and tax benefits in the fourth quarter of 2006, if any.

•	Adjusted Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items for 2003, 2004, 2005, 2006 (through the third quarter and for the full year) and 2007, which is defined as reported basis point change in operating and administrative expense, excluding fuel and certain unusual items, as described in the attached slides and in this Form 8-K.

•	Adjusted Basis Point Change in Gross Margin, Excluding Fuel and Unusual Items for 2003, 2004, 2005, 2006 (through the third quarter and for the full year) and 2007, which is defined as reported basis point change in gross margin, excluding fuel and certain unusual items, as described in the attached slides and in this Form 8-K.

•	Adjusted EBITDA which is defined by our bank credit agreement as EBITDA (earnings before interest, income taxes, depreciation and amortization), excluding the following:

•	LIFO (income) expense;

•	Stock option expense;

•	Property impairment charges; and

•	Equity in earnings of unconsolidated affiliates, net.

Additional items were excluded in 2001, 2002 and 2003 as described in the attached slides.

•	Adjusted EBITDA as a Multiple of Interest Expense which is calculated by dividing Adjusted EBITDA by interest expense.

Reconciliations of each of the above non-GAAP financial measures, other than Adjusted Consensus Estimate of Earnings Per Diluted Share and Free Cash Flow for 2006 and 2007, to the most directly comparable GAAP financial measures are provided in the attached slides and in this Form 8-K.

Our estimate of Adjusted Consensus Estimate of Earnings Per Diluted Share for 2006, without giving effect to $318 million of income tax refund and tax benefits in the fourth quarter of 2006, if any, is used by management as a baseline for estimating our 2006 net income per share (EPS). Management is unable to estimate the effect that income tax refunds and tax benefits in the fourth quarter of 2006, if any, will have on EPS for 2006, and therefore is not able to provide any reconciliation of such non-GAAP financial measure to EPS for 2006.

The exclusions included in Adjusted Earnings Per Diluted Share relate to impairment charges at our Texas and Dominick’s stores, closing costs relating to those store closures, the Northern California employee buyout, health and welfare benefit contributions, rent holiday accruals, stock option expense and income tax associated with the resolution of certain tax issues. Management believes that excluding these items provides a useful financial measure that will facilitate comparisons of our operating results before, during and after such expenses are incurred, as well as facilitating comparisons of our performance with that of other companies that might not have the impairment charges, closing costs, employee buyouts, health and welfare benefit contributions, rent holidays, stock option expense and income taxes that we have experienced. Management also believes that investors, analysts and other interested parties view our Adjusted Earnings Per Diluted Share as an indicator of our ongoing operating performance.

Management believes that Adjusted Basis Point Change in Operating and Administrative Expense Excluding Fuel and Unusual Items provides a useful financial measure that will facilitate comparisons of our adjusted operating and administrative expense before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the non-cash charges, store closures, health and welfare benefit contributions, employee buyout, stock option expense and strike charges that we have experienced.

Management believes that Adjusted Basis Point Change in Gross Margin Excluding Fuel and Unusual Items provides a useful financial measure that will facilitate comparisons of our adjusted gross margins before, during and after the unusual or unpredictable expenses are incurred, as well as facilitate comparisons of our performance with that of other companies that might not have the inventory adjustment and strike charges that we have experienced.

Management also believes that excluding fuel sales from operating and administrative expense and gross margin provides more useful measures because volatility in fuel prices and the resulting fluctuations in our sales and cost of sales may distort investors’, analysts’ and other interested parties’ perception of our operating performance. Management also believes that investors, analysts and other interested parties view Adjusted Basis Point Change in Operating and Administrative Expense, Excluding Fuel and Unusual Items and Adjusted Basis Point Change in Gross Margin, Excluding Fuel and Unusual Items as indicators of our ongoing operating performance.

In particular, reconciliations of Free Cash Flow to GAAP cash flow are provided in the attached slides and press release. The reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measures – net income and net cash flow from operating activities – also are provided in the attached slides. Each of these non-GAAP financial measures provides information regarding various aspects of the cash that our business generates, which management believes is useful to understanding our business.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful measures of operating performance that facilitate management’s evaluation of our ability to service debt and our capability to incur more debt to generate the cash needed to grow the business (including at times when interest rates fluctuate). Omitting interest, taxes and the enumerated non-cash items provides a financial measure that is useful to management in assessing operating performance because the cash our business operations generate enables us to incur debt and thus to grow.

Management believes that Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense also facilitate comparisons of our results of operations with those of companies having different capital structures. Since the levels of indebtedness, tax structures, methodologies in calculating LIFO expense and unconsolidated affiliates that other companies have are different from ours, we omit these amounts to facilitate investors’ ability to make these comparisons. Similarly, we omit depreciation and amortization because other companies may employ a greater or lesser amount of owned property and because, in management’s experience, whether a store is new or one that is fully or mostly depreciated does not necessarily correlate to the contribution that that store makes to operating performance.

Management also believes that investors, analysts and other interested parties view our ability to generate Adjusted EBITDA as an important measure of our operating performance and that of other companies in our industry.

Free Cash Flow, Adjusted EBITDA and Adjusted EBITDA as a Multiple of Interest Expense are useful indicators of Safeway’s ability to service debt and fund share repurchases that management believes will enhance stockholder value. Adjusted EBITDA also is a useful indicator of cash available for investing activities. A portion of the free cash flow that the

Company generates in 2006 and 2007 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures. Our estimate of free cash flow for 2006 (without giving effect to cash flow related to interest earned on the favorable income tax settlement) and 2007 (without giving effect to cash flow related to Blackhawk Network’s gift card payables and receivables) is used by management as a baseline for estimating our 2006 and 2007 free cash flow. Management is unable to estimate the effect that any interest earned on the favorable tax settlement will have on free cash flow for 2006, or the effect that Blackhawk Network’s gift card payables and receivables will have on free cash flow for 2007, and therefore is not able to provide any reconciliation of such amounts to the most directly comparable GAAP financial measure.

These non-GAAP financial measures should not be considered as an alternative to net cash from operating activities or other increases and decreases in cash as shown on Safeway’s Consolidated Statement of Cash Flows for the periods indicated as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate Free Cash Flow and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

Additional limitations include:

•	Adjusted EBITDA does not reflect our cash expenditures for capital expenditures;

•	Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts;

•	Adjusted EBITDA does not reflect cash requirements for income taxes paid; and

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements.

Because of these limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.

Item 7.01	Regulation FD Disclosure.

Today’s presentation also included a discussion of Blackhawk Network, Inc., a subsidiary of Safeway that is a provider of third party gift cards. Blackhawk’s business, financial condition, results of operations and prospects are subject to certain risks and uncertainties. Consequently, actual events and results could differ materially from Blackhawk’s targeted earnings growth, and there is no assurance that Blackhawk will continue to grow at the same rate as it has in the past. Some of the specific risks and uncertainties include the following:

•	Blackhawk faces competition from other companies, which could limit Blackhawk’s growth;

•	Blackhawk is substantially dependent on its management team, and the loss of any key member of management could impede Blackhawk from executing its business strategy;

•	Blackhawk’s business depends on its ability to negotiate contract renewals with its key partners; and

•	Blackhawk’s prospects could be adversely affected as a result of regulatory changes.

Item 8.01.	Other Events.

On December 12, 2006, Safeway issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated December 12, 2006 of Safeway Inc.

99.2	Slides Presented at December 12, 2006 Investor Conference.

Forward Looking Statement

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, estimates of diluted earnings per share, identical-store sales, capital expenditures, free cash flow, financial and operating results, and Lifestyle stores. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “continuing,” “ongoing” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: general business and economic conditions in our operating regions, including consumer spending levels, currency valuations, population, employment and job growth in our markets; pricing pressures and competitive factors, which could include pricing strategies, store openings, remodels or acquisitions by our competitors; results of our programs to control or reduce costs, improve buying practices and control shrink; results of our programs to increase sales; results of our efforts to revitalize corporate brands; results of our programs to improve our perishables departments; results of our promotional programs; results of our programs to improve capital management; results of any on-going litigation in which we are involved or any litigation in which we may become involved; the ability to achieve satisfactory operating results in all geographic areas where we operate; changes in the financial performance of our equity investments; labor costs, including benefit plan costs and severance payments, or labor disputes that may arise from time to time and work stoppages that could occur in areas where certain collective bargaining agreements have expired or are on indefinite extensions or are scheduled to expire in the near future; failure to fully realize or delay in realizing growth prospects for new business ventures, including Blackhawk; legislative, regulatory, tax or judicial developments, including with respect to Blackhawk; the cost and stability of fuel, energy and other power sources; unanticipated events or changes in real estate matters, including acquisitions, dispositions and impairments; adverse weather conditions; performance in new business ventures or other opportunities that we pursue, including Blackhawk; the capital investment in and financial results from our Lifestyle stores; the rate of return on our pension assets; and the availability and terms of financing. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so. Please refer to our reports and filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and subsequent Current Reports on Form 8-K, for a further discussion of these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

Date: December 12, 2006	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated December 12, 2006 of Safeway Inc.

99.2	Slides Presented at December 12, 2006 Investor Conference.